SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 9, 2017

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Mt. Pleasant St. NW, North Canton, Ohio 44720-5450

(Address of Principal Executive Offices) (Zip Code)

(234) 262-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2017, the Compensation Committee of the Board of Directors of The Timken Company (the “Company”) approved a modification of the August 4, 2014 deferred share award for William R. Burkhart to provide that the shares will continue to vest following Mr. Burkhart’s retirement from the Company as if he remained in continuous employment, subject to Mr. Burkhart entering into a restrictive covenants agreement at the time of his retirement. Mr. Burkhart’s shares from this grant will remain subject to deferred settlement consistent with the original vesting schedule. The balance of Mr. Burkhart’s unvested equity holdings will be forfeited upon his retirement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders held on May 9, 2017, the shareholders of the Company:

(1) elected the eleven Directors set forth below to serve for a term of one year expiring at the annual meeting in 2018 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON- VOTES

Maria A. Crowe	66,692,752	587,513	5,131,899
Richard G. Kyle	65,905,060	1,375,205	5,131,899
John A. Luke, Jr.	65,424,691	1,855,574	5,131,899
Christopher L. Mapes	66,819,274	460,991	5,131,899
James F. Palmer	66,818,205	462,060	5,131,899
Ajita G. Rajendra	59,736,066	7,544,199	5,131,899
Joseph W. Ralston	65,597,635	1,682,630	5,131,899
Frank C. Sullivan	64,017,439	3,262,826	5,131,899
John M. Timken, Jr.	65,900,382	1,379,883	5,131,899
Ward J. Timken, Jr.	65,796,332	1,483,933	5,131,899
Jacqueline F. Woods	65,722,511	1,557,754	5,131,899

(2) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2017;

FOR	AGAINST	ABSTAIN
70,664,338	1,374,928	372,898

(3) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation; and

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and any related material disclosed in the 2017 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
65,240,490	1,742,678	297,097	5,131,899

(4) recommended, on an advisory basis, one year for the frequency of the shareholder advisory vote on named executive officer compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTES
59,795,643	187,143	7,102,416	195,063	5,131,899

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

Date: May 10, 2017	By:	/s/ Philip D. Fracassa
Philip D. Fracassa Executive Vice President and Chief Financial Officer

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